SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      September 21, 2006
FGBC Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-51957	20-02743161
(State of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)
101 Main Street, Franklin, Georgia 30217
(Address of Principal Executive Offices, including Zip Code)
(770) 830-1233
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
     On September 21, 2006, FGBC Bancshares, Inc. (the “Registrant”) issued a press release announcing that its board of directors declared a 5-for-4 common stock split and that its subsidiary bank had reached $500 million in assets. A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.
Item 9.01.      Financial Statements and Exhibits.
(d)                  Exhibits
         99      Press Release of Registrant dated September 21, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 21, 2006	FGBC BANCSHARES, INC.

	By:	/s/ Teresa L. Martin

Teresa L. Martin Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Document

99	Press Release of Registrant dated September 21, 2006.